UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 9, 2025
VOYA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35897	No.	52-1222820
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification Number)
200 Park Avenue
New York	New York		10166
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 309-8200
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 Par Value	VOYA	New York Stock Exchange
Depositary Shares, each representing a 1/40th	VOYAPrB	New York Stock Exchange
interest in a share of 5.35% Fixed-Rate Non-Cumulative Preferred Stock, Series B, $0.01 par value
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure
Voya Financial (the “Company”) is making the following public disclosures in connection with its participation in the 2025 Goldman Sachs Financial Services Conference on December 10, 2025. The information is being disclosed to facilitate discussions between the Company’s management and investors attending the conference.

Capital Deployment Update. Share repurchases for the fourth quarter of 2025 will be $100 million. Before the end of 2025, the Company intends to enter into a new share repurchase plan to repurchase $150 million in the first quarter of 2026.

Alternative Investment Income. The Company estimates that combined alternative investment income for the fourth quarter of 2025 is expected to be in the range of $42 million - $57 million (pre-tax), before variable and incentive compensation. The mid-point of this range represents an annualized return of 9%. Included in these figures is alternative investment income in our general account and investment capital returns in our Investment Management segment.

We will provide further updates on the upcoming fourth quarter and full year earnings call in February 2026.

The information in this current report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company does not assume any obligation to revise or update these statements to reflect new information, subsequent events or changes in strategy. Factors that may cause actual results to differ from those in any forward-looking statement also include those described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Trends and Uncertainties” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in other documents filed from time to time with the SEC, as applicable, all of which are available at www.sec.gov.

As provided in General Instruction B.2 of Form 8-K, the information provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Financial, Inc.
(Registrant)

By:        /s/ Julie Watson
Name:    Julie Watson
Title:    Vice President, Counsel and Corporate Secretary
Dated: December 9, 2025